UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2017

Date of Report (Date of earliest event reported)

Adaiah Distribution Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55369	90-1020141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Porukaiela 3 Madona LV - 4801 Latvia	4801
(Address of principal executive offices)	(Zip Code)

775-375-5240

Registrant’s telephone number, including area code

____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 10, 2017, Adaiah Distribution Inc. (“Adaiah”), issued the press release attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 10, 2017 announcing the completion of the acquisition contemplated by that certain Asset Purchase Agreement signed February 10, 2017 with 3D Pioneer Systems Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIAH DISTRIBUTION INC.

DATE: May 12, 2017	By:	/s/ Nikolay Titov
	Name:	Nikolay Titov
	Title:	President

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